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EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT RULES 13a-14(b) OR 15d-14(b) AND 18 U.S.C. SECTION 1350

        In connection with the quarterly report on Form 10-Q of DTS, Inc. (the "Company") for the quarterly period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Melvin L. Flanigan, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2009
	By:	/s/ MELVIN L. FLANIGAN Melvin L. Flanigan Chief Financial Officer

        A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to DTS, Inc. and will be retained by DTS, Inc. and furnished to the Securities and Exchange Commission upon request.

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  EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT RULES 13a-14(b) OR 15d-14(b) AND 18 U.S.C. SECTION 1350